                                                               FILE NOS: 2-74285
                                                                        811-3274

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               CASH INCOME TRUST
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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                               CASH INCOME TRUST

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                       NOTICE OF MEETING OF SHAREHOLDERS

                                                                  March 18, 1998

To the Shareholders:

     Notice is hereby given that the Meeting of Shareholders of Cash Income Trust (the "Trust") will be held at its office at One Tower Square, Hartford, Connecticut, on Monday, April 27, 1998 at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Trustees, each to serve until his or her successor is elected and qualifies.

          2. To ratify the selection of KPMG Peat Marwick, LLP as independent auditors of the Trust for the year ending December 31, 1998.

          3. To amend the fundamental investment restriction of the Trust to permit the Trust to invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof.

          4. To act on any and all other business as may properly come before the meeting.

     The close of business on February 20, 1998 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

     By order of the Board of Trustees.

                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU
OWN.

                               CASH INCOME TRUST

                 PROXY STATEMENT FOR A MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 27, 1998

     THE BOARD OF TRUSTEES OF CASH INCOME TRUST (THE "TRUST") SOLICITS YOUR PROXY FOR USE AT A MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT OF IT. The meeting will be held at 9:00 a.m. on Monday April 27, 1998, at the office of the Trust, One Tower Square, Hartford, Connecticut. This proxy material is being mailed to Shareholders beginning on or about March 18, 1998.

GENERAL

     The purpose of Meeting of Shareholders is to elect five (5) members of the Board of Trustees, to ratify the selection of KPMG Peat Marwick, LLP as independent accountants of the Trust for the year ending December 31, 1998 and to amend the fundamental investment restriction to permit the Trust to invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to the Trust's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by the Trust. Pursuant to a Management Agreement that became effective on May 1, 1993, The Travelers Insurance Company ("Travelers Insurance") reimburses the Trust for the amount by which the Trust's aggregate annual expenses (including, among other things, the costs of printing, preparing and mailing special meeting notices and proxy solicitation materials) exceed 1.25% of the Trust's average net assets for any fiscal year during which the Management Agreement remains in effect. Travelers Insurance is located at One Tower Square, Hartford, Connecticut 06183.

SHAREHOLDERS AND THE VOTE

     The Trust has one class of Shares representing the entire beneficial interest of the Trust. Each Share ranks equally with every other outstanding Share. Shareholders are entitled to one vote for each full Share owned and fractional votes for fractional Shares. Only beneficial Shareholders of record at the close of business on February 20, 1998, (the record date) will be entitled to notice of and to vote at the meeting. On the record date, there were 20,567,744.500 shares outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a beneficial Shareholder are entitled to provide instructions to cast is set forth on the enclosed proxy card.

     Separate accounts which fund variable annuity contracts and variable life insurance contracts issued by Travelers Insurance and The Travelers Life and Annuity Company ("Travelers Life and Annuity") were the record owners of all of the Shares of the Trust. On that same date, the following shareholder or group beneficially owned more than 5% of the outstanding Shares of the Trust, other than Travelers Insurance and The Travelers Life and Annuity Company.

      NAME AND ADDRESS              AMOUNT OF
     OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP   % OF FUND
     -------------------       --------------------   ----------
Michael H. O'Malley               1,083,724.938         9.52%
2910 Ashby Avenue
Berkley CA 94705
John W. Amerman                     988,977.884         8.69%
Amerman Family Trust
2813 Via Segovia
Palos Verdes Estate, CA 90274
Charles J. Hire                     855,171.458         7.51%
345 Mill Street
Lexington, OH 44904
James L. O'Quinn                    628,440.059         5.52%
P.O. Box 2406
Augusta, GA 30903
Frank P. Callozzo                   596,362.952         5.24%
1321 Heather Hill
Flossmoor, IL 60422

This proxy material is being mailed to shareholders, as owners of, or participants in, variable annuity and variable life contracts who had allocated amounts to Cash Income Trust through certain separate accounts as of the record date, (i.e. beneficial owners of the Shares). The Shareholders will direct Travelers Insurance and Travelers Life and Annuity how they wish the Shares in which they have a beneficial interest to be voted. Travelers Insurance and Travelers Life and Annuity will vote all Shares held by it as instructed by the contract owners or participants, and intends to vote all Shares for which no instructions are received in the same proportion as they vote Shares for which instructions are received.

VOTE REQUIRED

     Approval of the Proposals require the affirmative "vote of a majority of the outstanding voting securities" of the Trust. Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Shareholders abstain.

ANNUAL REPORT

     The Trust's Annual Report to Shareholders containing financial statements for the fiscal year ended December 31, 1997 was mailed to all Shareholders of record as of December 31, 1997. Copies of the Annual Report and the most recent semi-annual report succeeding the Trust's Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 without charge, or by calling 1-800-842-9368.

1.  ELECTION OF THE BOARD OF TRUSTEES

     At the meeting, five (5) members of the Board of Trustees are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 30, 1998.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
     TRUSTEE                           PRINCIPAL OCCUPATION                     12/31/97
   -----------                         --------------------                     ---------
Heath B. McLendon*  Managing Director (1993-present), Smith Barney Inc.           None
      Age 64        ("Smith Barney"); Chairman (1993-present), Smith Barney
Member Since 1995   Strategy Advisors, Inc.; President and Director
                    (1994-present), Mutual Management Corp.; Director and
                    President (1996-present), Travelers Investment Adviser,
                    Inc.; Chairman and Director of forty-two investment
                    companies associated with Smith Barney; Chairman, Board of
                    Trustees, Drew University; Advisory Director, First Empire
                    State Corporation; Chairman, Board of Managers, seven
                    Variable Annuity Separate Accounts of The Travelers
                    Insurance Company+; Chairman, Board of Trustees, five
                    Mutual Funds sponsored by The Travelers Insurance
                    Company++; prior to July 1993, Senior Executive Vice
                    President of Shearson Lehman Brothers Inc.; Vice Chairman
                    of Shearson Asset Management; Director of PanAgora Asset
                    Management, Inc. and PanAgora Asset Management Limited.

  Knight Edwards    Of Counsel (1988-present), Partner (1956-1988), Edwards &     None
      Age 74        Angell, Attorneys; Member, Advisory Board (1973-1994),
Member Since 1983   thirty-one mutual funds sponsored by Keystone Group, Inc.;
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
     TRUSTEE                           PRINCIPAL OCCUPATION                     12/31/97
   -----------                         --------------------                     ---------
Robert E. McGill,   Retired manufacturing executive. Director (1983-1995),        None
       III          Executive Vice President (1989-1994) and Senior Vice
      Age 66        President, Finance and Administration (1983-1989), The
Member Since 1990   Dexter Corporation (manufacturer of specialty chemicals
                    and materials); Vice Chairman (1990-1992), Director
                    (1983-1995), Life Technologies, Inc. (life
                    science/biotechnology products); Director (1994-present),
                    The Connecticut Surety Corporation (insurance); Director
                    (1995-present) CN Bioscience, Inc. (life
                    science/biotechnology products); Director (1995-present),
                    Chemfab Corporation (specialty materials manufacturer);
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.

  Lewis Mandell     Dean, College of Business Administration (1995-present),      None
      Age 55        Marquette University; Professor of Finance (1980-1995) and
Member Since 1990   Associate Dean (1993-1995), School of Business
                    Administration, and Director, Center for Research and
                    Development in Financial Services (1980-1995), University
                    of Connecticut; Director (1992-present), GZA
                    Geoenvironmental Tech, Inc. (engineering services);
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.

 Frances M. Hawk,   Private Investor (1997-present), Portfolio Manager            None
     CFA, CFP       (1992-present), HLM Management Company, Inc. (investment
      Age 50        management); Assistant Treasurer, Pensions and Benefits
Member Since 1991   Management (1989-1992), United Technologies Corporation
                    (broad-based designer and manufacturer of high technology
                    products); Member, Board of Managers, seven Variable
                    Annuity Separate Accounts of The Travelers Insurance
                    Company+; Trustee, five Mutual Funds sponsored by The
                    Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Director of Smith Barney, Inc., a wholly owned subsidiary of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Shareholders at which Trustees are to be elected, or if a vacancy in the Board of Trustees occurs between such meetings, the Nominating Committee of the Board of Trustees recommends candidates for nomination as Trustees. The members of the Nominating Committee are those members of the Board of Trustees who are not "interested persons" as defined in the 1940 Act. Currently, these are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1997, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Shareholders. Any Shareholder desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to the Trust's Secretary prior to December 31, 1998.

MEETINGS

     There were four regular meetings and one special meeting of the Board of Trustees during 1997. All members of the Board of Trustees attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

COMPENSATION OF THE BOARD OF TRUSTEES

     Members of the Board of Trustees who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

     In addition, the Fund has adopted an Emeritus Program for non-interested Board members pursuant to which the Fund's Board and the management of the Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by the Fund, must retire from the Board at age
80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

BOARD MEMBER COMPENSATION, BOARD AND COMMITTEE MEETINGS

                                        AMOUNTS PAID DURING CALENDAR YEAR
                                           ENDED DECEMBER 31, 1997 FOR
                                       FIVE MUTUAL FUNDS AND SEVEN VARIABLE
BOARD MEMBER                            SEPARATE ACCOUNTS (AGGREGATE FEE)
------------                           ------------------------------------
Heath B. McLendon                                      N/A
Knight Edwards                                     $31,500.00
Robert E. McGill III                               $34,000.00
Lewis Mandell                                      $34,000.00
Frances M. Hawk                                    $34,000.00

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the Proposal to elect the five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Shareholders ratify the action of the Board of Trustees, taken on January 30, 1998 by a unanimous vote, cast in person, including those members of the Board of Trustees who are not interested persons of the Trust, to select the firm of KPMG Peat Marwick LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1998. A representative from KPMG Peat Marwick LLP is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to the Trust by KPMG Peat Marwick LLP were in connection with the audit function for the year 1997 and included primarily the examination of the Trust's financial statements and the review of filings made with the Securities and Exchange Commission.

     The Trust did not renew its audit relationship with its former principal accountant, Coopers & Lybrand L.L.P. on January 31, 1997. On that same day, KPMG Peat Marwick LLP was engaged as principal accountant for the Trust. KPMG Peat Marwick LLP serves as the principal accountant for several other affiliated mutual funds.

     The report by Coopers & Lybrand L.L.P. on the financial statements for fiscal years ended December 31, 1996 and 1995, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change principal accountants was approved by the Board of Trustees on January 31, 1997, where it decided to engage KPMG Peat Marwick LLP as the principal accountant to audit the Trust's financial statements since it would promote consistency and possible economies of scale among affiliated mutual funds.

     During the past two years and any subsequent interim period preceding such termination, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

     Attached as Exhibit A is a letter addressed to the Securities and Exchange Commission from Coopers & Lybrand L.L.P. stating that Coopers & Lybrand agrees with the statements set forth above with respect to the change of principal accountants.

     The Board also has an Audit Committee consisting of those members who are not "interested persons" as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Trust's annual audits with the Trust's independent accountant and recommends the engagement of the accountants. Currently, the members of the Audit Committee are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk who are not "interested persons" as defined in the 1940 Act. During the fiscal year ended December 31, 1997, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the Proposal to ratify the selection of KPMG Peat Marwick LLP as independent accountants.

3. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING DIVERSIFICATION OF CASH INCOME TRUST.

     The Board of Trustees has approved, subject to shareholder vote, an amendment to the Trust's fundamental investment restrictions which would amend the current investment restriction of the Trust. The current investment restriction concerning diversification provides that:

     The Fund will not:

     invest more than 5% of its assets in the securities of other single issuers.

     invest more than 5% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer, exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities); however, in accordance with Rule 2a-7 of the 1940 Act, to which the Fund is subject, agencies of the U.S. Government are not excluded from this 5% limitation;

CONSIDERATIONS OF THE BOARD OF TRUSTEES

     After consideration of the relevant factors, the Board of Trustees has determined that it is appropriate for Shareholders to modify the Trust's fundamental investment restrictions to permit the Trust to invest up to 25% of its assets in first tier securities of a single issuer up to three days from purchase of the security.

     The primary purpose of this Proposal is to amend and update this money market Fund's fundamental investment limitation on diversification to permit greater flexibility in making investment decisions and to clarify its application in light of rapidly changing law and regulatory interpretations. The adoption of this proposed limitation concerning diversification will enable the Trust to invest according to the requirements of Rule 2a-7.

     All funds that hold themselves out to the public as money market funds or that adopt the term "money market" in their name are required to comply with Rule 2a-7 under the 1940 Act. In addition, Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding diversification of assets. In recent years, Rule 2a-7 under the 1940 Act, which sets forth detailed guidelines and requirements for the operation of money market funds, including diversification requirements, has been the subject of considerable regulatory focus. Specifically, Rule 2a-7 has been amended three times since 1991.

     The Board of Trustees believes that in light of these recent regulatory developments the current fundamental investment policy is more restrictive than necessary and the Trust should be able to invest its assets in accordance with Rule 2a-7.

     The Board recommends that Shareholders vote to amend the Trust's fundamental investment restriction concerning diversification. The Board proposes that Shareholders approve adopting the proposed fundamental investment restriction set forth below:

     The Fund will not:

          (1) invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof.

     As discussed above, the Board of Trustees feels that the proposed fundamental investment restriction would enhance the Trust's investment flexibility and is in line with current practice for money market funds.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees recommends approval of the Proposal to amend the Trust's fundamental investment restriction to enable the Trust to invest in first tier securities of a single issuer up to three days from purchase of the security.

4.  OTHER BUSINESS

     The Board of Trustees knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy the discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     The Trust does not have annual or any other regularly scheduled meetings of Shareholders, and currently has no plans to hold another meeting of Shareholders of the Trust. Special Meetings of the Shareholders may be called by the Trustees upon the written request of Shareholders owning at least 25% of the outstanding Shares entitled to vote and such written Shareholders request must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.

     It is suggested that beneficial Shareholders submit their proposals by Certified Mail -- Return Receipt Requested by December 31, 1998. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Shareholders.

THE INVESTMENT ADVISER

     TAMIC, One Tower Square, Hartford, Connecticut, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 30, 1992.

THE TRUST'S ADMINISTRATION

     Travelers Insurance, One Tower Square, Hartford, Connecticut 06183, is the administrator of the Trust. Travelers has entered into a subadministrative contract with an affiliate, Mutual Management Corp. (formerly Smith Barney Mutual Funds Management, Inc.), to provide these services to the Trust.

OFFICERS OF THE TRUST

         NAME:                         TITLE               POSITION HELD SINCE
         -----                         -----               -------------------
Heath B. McLendon         Chairman and President           January 27, 1995
Ernest J. Wright          Secretary                        October 21, 1994
Kathleen A. McGah         Assistant Secretary              January 27, 1995
Lewis E. Daidone          Treasurer                        October 25, 1996
Irving David              Controller                       October 25, 1996
Thomas Reynolds           Controller                       October 25, 1996
Barbara Brinn             Assistant Treasurer              October 25, 1996
Marianne Motley           Assistant Treasurer              October 25, 1996
Anthony Pace              Assistant Controller             October 25, 1996

     The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company and its affiliates.

                                                                       EXHIBIT A

                  [LETTERHEAD OF COOPERS & LYBRAND, L.L.P.]


February 26, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We were informed on February 28, 1997, that the Board of Trustees of Cash
Income Trust (Commission File Number 2-74285) (the "Trust") voted to replace Coopers & Lybrand L.L.P. as auditors of the Trust effective January 31, 1997.
We have read the Statements made by the Board of Trustees of the Trust as part of the definitive Proxy Statement dated March 18, 1998, which we understand was filed with the Commission, pursuant to Regulation 229, Item 304, as part of the Trust's Proxy Book dated March 18, 1998. We agree with the statements concerning our Firm in such Proxy.


Very truly yours,


/s/ Coopers & Lybrand L.L.P.
    Coppers & Lybrand L.L.P.

                               CASH INCOME TRUST

                                PROXY STATEMENT
    VG-177                                                              1998

                             CASH INCOME TRUST

   Proxy for a Special Meeting of Shareholders to be held on April 27, 1998

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of Cash Income Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Monday, April 27, 1998 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.


                                                                       WITHHOLD       FOR, except
Please vote by filling in the appropriate box           FOR            AUTHORITY      vote withheld
below, as shown, using blue or black ink                all             for all        for nominees
or dark pencil.  Do not use red ink. [ ]              nominees          nominees       listed below

1.  Election of the Board of Managers - Nominees:       [ ]               [ ]                [ ]
    Heath B. McLendon, Knight Edwards,
    Robert E. McGill, III, Lewis Mandell,
    and Frances M. Hawk.                                                  |_

                                                        FOR             AGAINST            ABSTAIN
2.  Ratification of the selection of KPMG               [ ]               [ ]                [ ]
    Peat Marwick, L.L.P. as independent accountants
    for the fiscal year ending December 31, 1998.
                                                        |_                |_                 |_

3.  Proposal to amend the fundamental investment
    restriction of the Trust.                           [ ]               [ ]                [ ]


   In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.          204

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.


                                 PLEASE MARK, SIGN, DATE AND RETURN THIS
                                 PROXY CARD PROMPTLY USING THE ENCLOSED
                                 PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                 PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                 DATE:                        ,1998
                                      -----------------------
                                 If signing in a representative capacity (as
                                 attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                                 ----------------------------------------------


                                 ----------------------------------------------
                                               Signature(s) if held
                                         jointly (Title(s), if required)    204